CSMC 2022-ATH3 Trust ABS-15G

Exhibit 99.6

Data Compare Summary (Total)
CSMC_2022-ATH3_FINAL
Run Date - 8/12/2022 09:45:00 AM

Field Label	Loans With Discrepancy	Total Times Compared	% Variance	Comments
Borrower First Name	62	719	8.62%	Tape value include borrower first and middle name.
Borrower Last Name	181	719	25.17%	Tape value included business vested entity name rather than borrowers last name.
Coborrower First Name	8	104	7.69%	Tape value include coborrower first and middle name.
Coborrower Last Name	3	104	2.88%	Tape value included business vested entity name rather than coborrowers last name.
# of Units	5	719	0.70%	We are unable to determine variance in tape dates. In all cases Mission verified # of units from appraisal.
Contract Sales Price	15	257	5.84%	We are unable to determine variance in tape dates. In all cases Mission verified sales price from purchase contract.
Debt Service Coverage Ratio	209	676	30.92%	All variances were the result of rounding differences or other variations in debts what was captured from the credit reports. Mission verified all captured DSCR ratios met Guidelines.
Borrower Qualifying FICO	286	719	39.78%	All variances were the result of rounding differences or other slight variations in what was captured from the credit reports. Mission verified all captured FICO scores met Guidelines.
Borrower Qualifying DTI	1	719	0.14%	All variances were the result of rounding differences or other variations in what was captured from the credit reports. Mission verified all captured DTI ratios met Guidelines.
Borrower Total Income	2	719	0.28%
Occupancy	2	719	0.28%
First Payment Date	411	719	57.16%	We are unable to determine variance in tape dates. In all cases Mission verified initial payment date from the Promissory Note.
Primary Appraised Value for LTV	0	719	0.00%	We used the ASF designated waterfall which resulted in a tiered waterfall for values. The variances are the result of lower values from either purchase contracts or secondary valuations. on thi sloan the tape data used Appraisal rather than the lower sales price. Mission verified that the lower valuation met guideline requirement.
Note Date	599	719	83.31%	We are unable to determine variance in tape dates. In all cases Mission verified Note date from the Promissory Note.
Note Type	0	719	0.00%
Original Note Interest Rate	0	719	0.00%
First Interest Rate Change Date	0	719	0.00%
Original Loan Amount	2	719	0.28%
Original LTV	0	719	0.00%	Mission verified in each case that the lower LTV met guideline requirements or an exception with compensating factors was present.
Original P&I	0	719	0.00%
Property Type	7	719	0.97%	In all cases variations were due to differences in enumerations in ASF.
Purpose	0	719	0.00%
Refi Purpose	6	719	0.83%	In all cases variations were due to differences in enumerations in ASF.
Property Street	0	719	0.00%
Property City	0	719	0.00%
Property State	0	719	0.00%
Property Zip	0	719	0.00%

Total